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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): APRIL 4, 2002
                                                          -------------


                               FASTNET CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)


       PENNSYLVANIA                    000-29255                  23-2767197
       ------------                    ---------                  ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



                  Two Courtney Place, Suite 130
                         3864 Courtney St.
                   Bethlehem, Pennsylvania                             18017
  --------------------------------------------------------------    -----------
            (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (610) 266-6700
                                                           ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OF ASSETS
         ---------------------

         (a) On April 4, 2002 (the "Closing Date"), the Registrant completed its acquisition of Netaxs, Inc. ("Netaxs") from the shareholders of Netaxs (the "Acquisition"). The Acquisition was accomplished pursuant to the terms of an Agreement and Plan of Reorganization by and among the Registrant, FASTNET Merger Corp. ("Newco"), a wholly-owned subsidiary of the Registrant formed for the sole purpose of effecting the Acquisition, Netaxs and certain shareholders of Netaxs, dated as of April 4, 2002 (the "Merger Agreement"). Under the Merger Agreement, Netaxs merged with and into Newco, such that Netaxs is now a direct wholly-owned subsidiary of the Registrant (the "Merger"). The terms of the Merger Agreement were the result of arm's length negotiations among the parties. The aggregate consideration paid by the Registrant for the Acquisition was $984,690 in cash and the issuance of promissory notes to certain shareholders of Netaxs having an aggregate principal amount of $2,514,898 (the "Notes"), and 4,040,187 shares of unregistered common stock, no par value, of the Registrant ("Common Stock"). The principal due under the Notes will accrue interest at a rate of 7.09% and shall be repaid through monthly payments through October 2005. The cash portion of the purchase price of the Acquisition was funded, and the cash payments due with respect to the principal and interest payments under the Notes will be funded, by the proceeds of the Registrant's sale of Series A Convertible Preferred Stock, no par value per share, which was completed in November 2001.

         (b) The assets acquired pursuant to the Acquisition were used in the operation of Netaxs as an Internet Service Provider. The Registrant intends to continue the use of such assets in connection with its provision of Internet solutions, including broadband connectivity, web hosting, colocation, managed services and eSolutions.

The Registrant issued a press release announcing the completion of the Acquisition, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  -----------------------------------------

                  To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  -------------------------------

                  To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

         (c)      EXHIBITS.
                  --------

                  EXHIBIT NO.       DESCRIPTION OF DOCUMENT
                  -----------       -----------------------

                   2.1*+ Agreement and Plan of Reorganization dated as of April 4, 2002 between the Registrant, FASTNET Merger Corp., Netaxs, Inc. and certain shareholders of Netaxs, Inc.
                   99.1               * Press Release dated April 4, 2002.

                  ------------
                  *   Filed herewith.
                  +   Certain schedules and similar attachments are omitted
herewith, however copies of such materials will be furnished supplementally to the Commission upon request.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FASTNET CORPORATION



Date:  April 19, 2002                 By:  /S/ STEPHEN HURLY
                                         ---------------------------------------
                                           Stephen Hurly
                                           Chief Executive Officer and President

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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                DESCRIPTION OF DOCUMENT
-----------                -----------------------

2.1 Agreement and Plan of Reorganization dated as of April 4, 2002 between the Registrant, FASTNET Merger Corp., Netaxs, Inc. and certain shareholders of Netaxs, Inc.

99.1               Press Release dated April 4, 2002.


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